Growth Strategy and Target Financial Model Update August 18, 2020

Forward-Looking Statements; Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the U.S. Securities Exchange Act of 1934 and the Securities Act of 1933. The forward-looking statements include statements concerning, among other things, our future business model and strategies, our financial model and structure, market and market share growth, industry trends, customer demand and growth opportunities. In some instances, you can identify these statements by forward-looking words, such as "may," "might," "will," "could," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "intend" and "continue," the negative or plural of these words and other comparable terminology. The target financial model described in this presentation is intended to aid in the evaluation of long-term potential, and is not guidance or a statement of forecasted performance in a specific future period. The forward-looking statements are only predictions based on our current expectations and our projections about future events. All information and forward-looking statements included in this presentation and the related discussions are based upon information available to us as of August 18, 2020. You should not place undue reliance on these forward-looking statements. These forward- looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements, including risks related to technology and market trends; the benefits of acquisitions and investments; macroeconomic conditions; uncertainties related to the COVID-19 pandemic and the impacts of our responses to it; the interpretation and impacts of changes in export controls and other trade barriers; our success in executing our business strategies and other risks discussed in the section titled “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 28, 2019 and in our other filings with the U.S. Securities and Exchange Commission copies of which may be obtained by visiting the Investor Relations section of our website at http://investors.formfactor.com or at www.sec.gov. This presentation and related discussions contain non-GAAP measures relating to our financial performance. These measures may be different from non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation of, or as a substitute for, financial information prepared and presented in accordance with generally accepted accounting principles. You can find the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measures in the Supplemental Information contained in this presentation. 2

Agenda Presenters • Welcome & Introduction Mike Slessor President and • Investment Thesis Chief Executive Officer • Industry Dynamics & Growth Drivers • Introducing New Target Model Shai Shahar Chief Financial Officer • Q&A 3

Mike Slessor President and Chief Executive Officer 4

FormFactor At a Glance

TTM Revenue*
~ $640M

Advanced Probe Cards for Chip Production
60,000,000+
MEMS PROBES/YEAR

Engineering Systems
10,000+
INSTALLED PROBERS

Global Manufacturing, Design and Customer Service Presence

2,000
PEOPLE

Recognized by Industry Leaders**
Intel
TSMC
Micron
SK hynix
Samsung

*As of 6/27/20
** Customers that have accounted for >10% of revenue for one or more quarters since Q1 FY18

5

FORMFACTOR™

Compelling Investment Thesis Market leader in Benefits from powerful Technology leadership Profitable financial Active execution of large and growing secular trends: enables customers’ model with earnings acquisition strategy semiconductor test and • Exponential growth in most critical roadmap growth and strong increases scale and measurement sector semiconductor content, advancements, cash flow diversification increased 5G and data from R&D through center spending Production • Adoption of advanced packaging to counter slowdown in Moore’s Law 6

Proven Track Record Revenue Non-GAAP Gross Margin Non-GAAP EPS* Free Cash Flow $ IN MILLIONS $ IN MILLIONS $638 $102 $103 45.3% $1.29 $1.21 $589 $1.04 44.5% $1.01 $72 44.2% 44.3% $52 $548 $530 TTM TTM TTM TTM 2017 2018 2019 2017 2018 2019 2017 2018 2019 2017 2018 2019 Benefits From Scale and Expanding Market Share Leadership Significant Operating Leverage Cash Generative Business Model Operational Execution See Supplemental Information for reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures. TTM results through 6/27/20. *Reflects inclusion of deferred tax expenses in Non-GAAP EPS starting Q1’19. All references to EPS are on a diluted basis. Sources: Historical information, company SEC filings and press releases. 7

History of Value Creation and Outperformance FORMFACTOR, SOX AND S&P 500 HISTORICAL STOCK PERFORMANCE OUTPERFORMANCE* July 2020: Advantest Probe 300% Card Assets FormFactor Return on 250% 235% Investment October 2019: 200% 150% SOX Return on 211% Investment 100% June 2016: 50% S&P 500 0% Return on 59% Investment -50% 2015 2016 2017 2018 2019 2020 FORM SOX S&P 500 *Stock performance from close on 12/31/14 through 7/31/20. 8

Recognized Industry Leader “Customers give FormFactor high rankings for trust in supplier and technical leadership,” said G. Dan Hutcheson, CEO of VLSIresearch. “… 2014 . 2015 . 2016 FormFactor continues to 2017 . 2018 . 2019 be a five-star supplier.” 2020 Trusted by leading semiconductor designers and foundries 9

How FormFactor Wins Early Customer Engagement Technology and Applications Creates Competitive Advantage Leadership Relied Upon and High Barriers to Entry by Customers Deliver Market-Leading Largest R&D Budget in Products with World-Class Served Markets, Enabled Cycle Times and Quality by Industry-Leading Scale 10

FormFactor Occupies a Unique Place in Semiconductor Industry Front-End: Back-End: Wafer Fabrication Equipment Wafer Test & Measurement Wafer Assembly and Final Test Industry: $55 Billion Industry: $1.9 Billion Industry: $3.5 Billion Advanced Probe Cards: $1.5B; Engineering Systems: $0.4B • 6% CAGR • 6% CAGR for Advanced • Demand driven by • 7% CAGR Probe Cards, device- design releases on • Highly cyclical, tied to capital spending • Highly cyclical, tied to capital spending specific consumables both new and existing • Highly consolidated • Highly fragmented • 3% CAGR for nodes Engineering Systems, • Moderate cyclicality driven by R&D budgets • Consolidated industry Customers’ shorter product cycles and faster times-to-market amplify secular growth in silicon devices Sources: All market size and growth rates are VLSIresearch estimates, except for Engineering Systems which are company estimates. 11

Customers Value, FormFactor Benefits From “Lab to Fab” Capabilities FormFactor Engages Customers Throughout Their Product Life Cycle Customers benefit from FormFactor’s unique visibility accelerated path from concept R&D/Engineering to emerging trends, e.g. to volume production Silicon Photonics, Quantum • Saves time and effort, High Volume Engineering/ Computing, Cryogenics, Micro improves yields, shortens Niche Production LED, ensures focused R&D time-to-market spend Full Production 12

FormFactor Benefits from Two Industry Dynamics

Secular Growth in the Semiconductor Industry


5G

Exponential Growth in Semiconductor Use



Increased Infrastructure and Enterprise Spending



5G Applications in Mobility and Automotive

Slowing of Moore's Law: Node shrinks no longer provide cost reduction


Normalized Cost / yielded mm
4X
45nm
7nm

Source: Su (AMD), IEDM 2017.

13

FormFactor™

Exponential Growth in Silicon Devices Will Be Accelerated by 5G 5G Key Factors for 5G Success • RF expertise • R&D-intensity • Dependable supplier • Customer intimacy 1981-1995 1996-2006 2007-2019 2020+ Source: Yole Development of Technology for 5G. 14

Infrastructure Spending and 5G Adoption Are Spurring Semiconductor and Probe Card Use Data Center Capital Spending Forecast1 5G Will Drive Increased Content in IN BILLIONS Mobility and Automotive Applications $120 2 10% 30B Connected Connected͌ devices by 2023 $110 Devices (tablets, PCs, etc.) Mobility 2018-2023 M2M Smartphones TVs Other CAGR 50% 23% 11% 16% $100 Trends Driving Semiconductor Content and Sensor Growth $90 3 Autonomous Electrification Connectivity $50B $44B $9B $80 ͌ ͌ ͌ Automotive 2035 Market Size 2027 Market Size 2027 Market Size $70 2019 2020 2021 2022 2023 Source: 1. Omdia 2. Cisco “Annual Internet Report” 3. Lear Corporation, IHS Automotive for industry production. 15

Advanced Packaging Addresses Scaling Challenges As Moore’s Law Slows Node shrinks no longer provide cost reduction 4X Normalized Cost / yielded mm / yielded Cost Normalized Advanced Packaging improves product-level performance, power and density 45nm 7nm Source: Su (AMD), IEDM 2017. Note: Cost per yielded mm2 for a 250 mm2 die. 16

Probe Cards are Critical to Advanced Packaging Cost of the Advanced TEST Packaging Solution INTENSITY Low High Some Low LOTS! Little Some High Semiconductor Die Yield Die Semiconductor Test intensity, and therefore probe card demand, increases as advanced packaging becomes widespread 17

INTRODUCING OUR NEW TARGET MODEL 18

FormFactor's Markets Offer Attractive Growth Opportunities

Growth From FormFactor's Industry-Leading Position in Fast-Growing Markets

\+

Incremental Growth from Advanced Packaging and 5G


Data Center


Mobility


Automotive

=

$650M → $850M
$200 MILLION
Incremental Revenue
By ~2023*

*Based on VLSIresearch estimates and company estimates.

19

Unique Capabilities Position FormFactor for Faster Growth in Advanced Probe Cards

5% CAGR*
Probe Card Market

6% CAGR*
Advanced Probe Card Market

8%+ CAGR**
FormFactor
- Proprietary Technologies
- Strong Customer Relationships
- Productive R&D Spend



Memory



High Frequency (RF)



Logic

$2 Billion Advanced Probe Card Market In 2023

Source: *VLSIresearch estimates.
**Company estimates.

20

FORMFACTOR™

Poised for Above-Market Growth in Engineering Systems

5%+ CAGR**

FormFactor

- Largest Installed Base
- Autonomous Measurement Solutions Leader
- Broadest Portfolio

3% CAGR*

Engineering Systems Market

3D Surface Metrology



200 mm Automated



300 mm Automated



Technology Leadership and Worldwide Infrastructure Lead to Customer Intimacy and Early Involvement

Source: *VLSIresearch estimates.
**Company estimates.

21

FormFactor™

FormFactor’s New Target Model 2012 20% Target Model Revenue $178M $0.9B 16% 100% Served available market Advanced Probe Cards 36% Revenue 2019 17% $850M 32% Revenue 84% $590M 83% $2.4B* $1.6B Served available market Advanced Served available market Advanced Probe Cards & Engineering Systems Probe Cards & Engineering Systems Probe Cards Engineering Systems Sources: Historical information, company SEC filings and press releases. 22 *VLSIresearch estimates of 2020 market size and company estimates.

Shai Shahar Chief Financial Officer 23

Growth to $850M Target Model Revenue, Delivers $2.00 Non-GAAP EPS 2019 Actuals Target Model Revenue $590M $850M Non-GAAP Gross Margin 44.5% 47.0% Non-GAAP Operating Margin 17.3% 22.0% Non-GAAP Effective Tax Rate 22.0% 17.0% Non-GAAP Diluted Earnings Per Share $1.04 $2.00 Free Cash Flow $102M $160M See Supplemental Information below for reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures. Sources: Historical information, company SEC filings and press releases. 24

Drivers of Shareholder Value Creation Revenue Growth Operating Leverage Capital Allocation • Underlying growth in • Gross Margin expansion Focused reinvestment semiconductor applications • Disciplined operating structure • R&D • Participation in Advanced • Robust Operating Cash Flow and • Capacity expansion Packaging and 5G mega trends Free Cash Flow • Fund organic growth • Diversification of customers • Profitable growth M&A • Increase served addressable market • Acquire attractive technologies • Patient, deliberate approach – Complementary to organic growth – Diversifies revenue stream – Accretive to earnings 25

Revenue Growth Drives Increased Profitability Non-GAAP Gross Margin 47.0% 45.9% 44.2% 44.3% 44.5% 2017 2018 2019 1H 2020 TARGETTarget Model MODEL Improving operating efficiency and factory utilization will drive gross margin expansion See Supplemental Information below for reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures. Sources: Historical information, company SEC filings and press releases. 26

Scale Enhances Margins, Finances Differentiating R&D Non-GAAP Operating Expense as % of Revenue SG&A R&D 28% 27% 26% 26% 25% 13% 13% 12% 12% 13% 15% 14% 14% 14% 12% 2017 2018 2019 1H 2020 TARGETTarget Model MODEL Capitalize on scale to leverage our operating expense infrastructure. Continued significant R&D investment creates new organic growth opportunities. See Supplemental Information below for reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures. Sources: Historical information, company SEC filings and press releases. 27

Driving Operating Leverage Through Scale Non-GAAP Operating Margin 22% 20% 18% 17% 16% 2017 2018 2019 1H 2020 TARGETTarget ModelMODEL Disciplined spending and increasing scale will continue to enhance profitability See Supplemental Information below for reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures. Sources: Historical information, company SEC filings and press releases. 28

Capital Expenditures to Support Organic Growth Target CapEx 2017 2018 2019 2020 Model CapEx $18M $20M $21M $30M - $35M $50M-$60M Revenue $548M $530M $590M Capacity $850M Expansion CapEx as % 3.2% 3.8% 3.5% 3.5%-4.0% of Revenue New Livermore Facility Highly Automated Manufacturing Factory Expansions 29

Acquisition Strategy Adds Scale Proven track record of and Diversification identifying and integrating accretive acquisitions Established process focused on extending long-term industry leadership • Acquisition priorities Year: 2012 Amount: $117M – Market leader in growing market – Compelling technical capabilities – Accretive – Focus on tuck-ins as well as larger scale companies Year: 2016 Amount: $352M • Leveraging FormFactor’s key capabilities and infrastructure to achieve synergies Opportunistic acquisition of Advantest’s probe card assets Year: 2019 aligned with our long-term strategy and M&A principles Amount: €19.7M • Provides critical enabling technology reinforcing FormFactor’s Acquisition of Advantest’s leadership probe card assets Year: 2020 • Creates potential opportunity to increase share in the NAND Flash Amount: $35M probe card market 30

Highly Resilient Business Model Enabled by Flexible Cost Structure • 100% of employees with variable pay component • Flexible staffing model Strong and Healthy Balance Sheet • Supported by strong free cash flows • History of successfully managing debt and significant borrowing capacity available if needed 31

Mike Slessor President and Chief Executive Officer 32

Compelling Investment Thesis Market leader in Benefits from powerful Technology leadership Profitable financial Active execution of large and growing secular trends: enables customers’ model with earnings acquisition strategy semiconductor test and • Exponential growth in most critical roadmap growth and strong increases scale and measurement sector semiconductor content, advancements, cash flow diversification increased 5G and data from R&D through center spending Production • Adoption of advanced packaging to counter slowdown in Moore’s Law 33

Q&A

Supplemental Information

FY 2019 GAAP to Non-GAAP Reconciliation

	GAAP 12-Months Ended December 28, 2019	Adjustments: Stock-based Compensation	Adjustments: Amortization of Intangibles	Adjustments: Amortization of Inventory Step-Up	Adjustments: Restructuring Charges	Adjustments: Acquisition Related	Non-GAAP 12-Months Ended December 28, 2019
Revenues	$ 589,464	$ -	$ -	$ -	$ -	$ -	$ 589,464
Cost of revenues	351,968	(4,055)	(20,036)	(465)	(258)	-	327,154
Gross profit	237,496	4,055	20,036	465	258	-	262,310
Operating expenses:							
Research and development	81,499	(6,367)	-	-	-	-	75,132
Sales and marketing	64,400	(6,745)	(7,636)	-	-	-	50,019
General and administrative	41,935	(6,009)	-	-	(223)	(460)	35,243
Total operating expenses	187,834	(19,121)	(7,636)	-	(223)	(460)	160,394
Operating profit	49,662	23,176	27,672	465	481	460	101,916
Interest income	2,714	-	-	-	-	-	2,714
Interest expense	(1,915)	-	-	-	-	-	(1,915)
Other income (expense), net	602	-	-	-	-	-	602
Income before income taxes	51,063	23,176	27,672	465	481	460	103,317
Provision for income taxes	11,717	4,969	5,827	29	119	86	22,747
Net income	$ 39,346	$ 18,207	$ 21,845	$ 436	$ 362	$ 374	$ 80,570
Net income per share:							
Basic	$ 0.52	$ 0.24	$ 0.29	$ 0.01	$ 0.00	$ 0.00	$ 1.07
Diluted	$ 0.51	$ 0.24	$ 0.28	$ 0.01	$ 0.00	$ 0.00	$ 1.04
Weighted-average number of shares							
Basic	74,994	74,994	74,994	74,994	74,994	74,994	74,994
Diluted	77,286	77,286	77,286	77,286	77,286	77,286	77,286

In thousands, except per share data

36

FORMFACTOR™

Free Cash Flow Reconciliation in thousands 2013 2014 2015 2016 2017 2018 2019 Net cash provided by (used in operating activities) $ (5,802) $ 17,659 $ 36,122 $ 17,423 $ 86,323 $ 68,700 $ 121,048 Add: Cash paid for interest - - - 2,110 3,836 3,113 1,405 Add: Cash paid for acquisition related expenses - - - 15,446 - - 213 Capital expenditures (8,530) (5,670) (8,640) (11,521) (17,756) (19,869) (20,847) Free cash flow $ (14,332) $ 11,989 $ 27,482 $ 23,458 $ 72,403 $ 51,944 $ 101,819 37

About Non-GAAP Financial Measures We believe that the presentation of non-GAAP earnings per fully-diluted share, free cash flow and other non-GAAP measures in this presentation provides supplemental information that is important to understanding financial and business trends and other factors relating to our financial condition and results of operations. These non-GAAP measures are among the primary indicators used by management as a basis for planning and forecasting future periods, and by management and our board of directors to determine whether our operating performance has met certain targets and thresholds. Management uses non- GAAP operating income (loss), non-GAAP earnings per fully-diluted share and other non-GAAP measures when evaluating operating performance because it believes that the exclusion of the items indicated herein, for which the amounts or timing may vary significantly depending upon our activities and other factors, facilitates comparability of our operating performance from period to period. We use free cash flow to conduct and evaluate our business as an additional way of viewing our liquidity that, when viewed with our GAAP results, provides a more complete understanding of factors and trends affecting our cash flows. Many investors also prefer to track free cash flow, as opposed to only GAAP earnings. Free cash flow has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures, and therefore it is important to view free cash flow as a complement to our entire consolidated statements of cash flows. We have chosen to provide non-GAAP information to investors so they can analyze our operating results closer to the way that management does, and use this information in their assessment of our business and the valuation of our company. We compute non-GAAP operating income (loss) and non-GAAP fully-diluted earnings per share by adjusting GAAP operating income (loss) and GAAP earnings per fully-diluted share to remove the impact of certain items and the tax effect of those adjustments. These and other non-GAAP measures are not in accordance with, or an alternative to, GAAP and may be materially different from other non-GAAP measures, including similarly titled non-GAAP measures used by other companies. The presentation of this additional information should not be considered in isolation from, as a substitute for, or superior to, operating income (loss) or earnings per fully-diluted share and other measures prepared in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect certain items that may have a material impact upon our reported financial results. We may expect to continue to incur expenses of a nature similar to these non-GAAP adjustments, and exclusion of these items should not be construed as an inference that these costs are unusual, infrequent or non- recurring. For more information on non-GAAP measures and adjustments, please see the Supplemental Information in this presentation and available at http://investors.formfactor.com for reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures. 38